Section 10.1

PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS, WHICH ARE MARKED BY ASTERISKS (“***”).

THIRD AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Third Amendment to Loan and Security Agreement is entered into as of March 24, 2017 (the “Amendment”), by and between HERITAGE BANK OF COMMERCE (“Bank”), and USA TECHNOLOGIES, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of March 29, 2016 and as amended from time to time, including pursuant to that certain Waiver to Loan and Security Agreement dated as of June 30, 2016 and that certain Second Amendment and Waiver to Loan and Security Agreement dated as of September 30, 2016 (collectively, the “Agreement”).  The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.	The following definition in Section 1.1 of the Agreement is amended and restated in its entirety to read as follows:

“Revolving Maturity Date” means September 30, 2018.

2.	The following is added to the end of Section 6.8 of the Agreement:

The aggregate balance maintained in Borrower’s deposit account(s) with Avidbank shall not exceed $*** at any time.

3. Section 6.3(b) of the Agreement is amended and restated in its entirety to read as follows:

(b) as soon as available, but in any event (i) within twenty five (25) days after the end of Borrower’s fiscal quarter, a churn report in form satisfactory to Bank; and (ii) within fifty (50) days after the end of Borrower’s fiscal quarter, a Borrower prepared consolidated balance sheet, income, and cash flow statement covering Borrower’s consolidated operations during such quarter, prepared in accordance with GAAP, consistently applied, in a form acceptable to Bank, and a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto;

4. The following is added as a new subsection (h) to the end of section 6.3:

(h)Within ninety (90) days following the beginning of each fiscal year, Borrower’s annual operating projections (including income statements, balance sheets and cash flow statements presented in a monthly format) for such fiscal year reviewed by Borrower’s board of directors, in form reasonably satisfactory to Bank.

5. Section 6.9(a) of the Agreement is amended and restated in its entirety to read as follows:

(a)   Maximum Churn Rate. Borrower’s number of connections as at the end of each fiscal quarter shall not decrease (i) by more than five percent (5%) as compared to Borrower’s number of connections as at the end of the immediately preceding fiscal quarter or (ii) below *** connections.

6.

7. The following is hereby added to the end of Section 6.9(b) of the Agreement:

Borrower’s minimum quarterly Adjusted EBITDA for each of the quarters ending September 30, 2017, December 31, 2017, March 31, 2018, and June 30, 2018, shall be as follows:

Quarterly Period ending	Minimum Adjusted EBITDA

September 30, 2017	$880,000
December 31, 2017	$1,000,000
March 31, 2018	$1,000,000
June 30, 2018	$1,000,000

8. Exhibit D to the Agreement is replaced in its entirety with the Exhibit D attached hereto.
9.

Borrower represents and warrants that the representations and warranties contained in the   Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

10.

Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.  Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

11.

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

12.	As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
(a) the original signed Amendment and all other Loan Documents being executed in connection herewith, duly executed by Borrower;
(b) an amendment and renewal facility fee equal to $90,000, plus an amount equal to all Bank Expenses incurred through the date of this Amendment;
(c) affirmation of guaranty; and
(d) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

USA TECHNOLOGIES, INC. By: /s/ Stephen P. Herbert Name: Stephen P. Herbert Title: Chairman and CEO
HERITAGE BANK OF COMMERCE By: /s/ Karla Schrader Name: Karla Schrader Title: VP

Exhibit D
Compliance Certificate

TO:HERITAGE BANK OF COMMERCE

FROM:USA TECHNOLOGIES, INC.

The undersigned authorized officer of USA TECHNOLOGIES, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof; provided, that those representations and warranties expressly referring to another date shall be true, correct, and complete in all material respects as of such date.  Attached herewith are the required documents supporting the above certification.  The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required		Complies
A/R & A/P Agings	Monthly within 25 days		Yes	No
Borrowing Base Certificate	Monthly within 25 days		Yes	No
Copies of non-HBC bank statements	Monthly within 30 days		Yes	No
Churn Report	Quarterly within 25 days		Yes	No
Quarterly financial statements	Quarterly within 50 days		Yes	No
Compliance Certificate	Quarterly within 50 days		Yes	No
Annual financial statements (CPA Audited)	FYE within 120 days		Yes	No
Annual financial projections (board reviewed)	Within 90 days of fiscal year beginning		Yes	No
10K and 10Q	Within 5 days of filing		Yes	No
A/R Audit	Semi-Annually		Yes	No
IP Notices	As required under Section 6.10		Yes	No

Financial Covenant	Required	Actual	Complies
Maximum Churn Rate (quarterly)	5%	___%	Yes	No
Minimum Connections (quarterly)	***	___________	Yes	No
Minimum Cash at Bank (at all times)	$***	$___________	Yes	No
Minimum Adjusted EBITDA (quarterly)	See Section 6.9(b)	__________	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by:
Sincerely,		AUTHORIZED SIGNER

Date:

Verified:
SIGNATURE		AUTHORIZED SIGNER

Date:
TITLE
	Compliance Status	Yes	No

DATE